UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 2, 2016

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosures

On May 2, 2016, Lipocine Inc. issued a press release announcing the presentation of TLANDO™ (“LPCN 1021”) clinical data at the 2016 American Urological Association Meeting in San Diego, CA. The press release is filed as Exhibit 99.1 and is incorporated herein by reference. Additionally, the Company submitted two abstracts containing TLANDO clinical data at the 2016 American Urological Association Meeting in San Diego, CA and one abstract at the American Association for Clinical Endocrinologists Annual Meeting in Orlando, FL. The Company’s abstracts are filed as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release Announcing the Presentation of TLANDO Clinical Data at the 2016 American Urological Association Meeting

99.2	Abstract Concerning Long-term Safety and Tolerability of Oral Testosterone (LPCN 1021) in Hypogonadal Men: Results from the 52-Week Phase 3 Study

99.3	Abstract Concerning Hypogonadal Men with Sexual Function Disorder Benefit from LPCN 1021 (Oral Testosterone) – SOAR (Study of Androgen Replacement) Trial

99.4	Abstract Concerning Hypogonadal Men with Diabetes Benefit from LPCN 1021 (Oral Testosterone)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	May 2, 2016	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer